U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 14, 2004


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 9,"Regulation FD Disclosure" and Item 12, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                               May 14, 2004

                           Berkeley Technology Limited

                                Financial Results
                              For the Quarter Ended
                                 March 31, 2004



London,  May 14, 2004 - Berkeley  Technology Limited (OTCBB:  BKLYY.PK,  London:
BEK.L) (the "Company") today reported financial results for its fiscal quarter ended March 31, 2004. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the first quarter of 2004, was $6.7 million, or $(0.13) per diluted share and $(1.32) per diluted ADR, compared with a loss of $1.9 million, or $(0.04) per diluted share and $(0.37) per diluted ADR, for the same period in 2003. For the first quarter of 2004, the Company's consolidated loss from continuing operations was $6.7 million, or $(0.13) per diluted share and $(1.32) per diluted ADR, compared with a loss from continuing operations of $0.9 million, or $(0.02) per diluted share and $(0.17) per diluted ADR, for the same period in 2003.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results for the first quarter of 2004 were significantly impacted by the decrease in the value of the quoted securities held by the Company, including those held by London Pacific Assurance Limited ("LPAL"), and by the write-down in the book value of one private equity security. The quoted securities held in LPAL are not available to fund the operations or commitments of the Company or its other subsidiaries. Net realized and unrealized investment losses totaled $5.5 million in the first quarter of 2004, compared to net realized and unrealized gains of $1.0 million in the first quarter of 2003. Volatility in the Company's quoted equity holdings continues to have a substantial impact on the Company's financial results.

As a result of the sale of both London Pacific Advisors ("LPA") and Berkeley Capital Management ("BCM") in the second quarter of 2003, the Company no longer consolidates the financial results of LPA and BCM in its financial statements. Reclassifications have been made in the prior period financial statements to reflect these discontinued operations. The loss on discontinued operations for the first quarter of 2003 totaled $1.0 million.

As of March 31, 2004, the book value per share and book value per ADR were $0.56 and $5.57, respectively. These book value per share and ADR computations exclude the number of shares held by the employee benefit trusts and the related cost of those shares.

LPAL, the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the first quarter of 2004 by $3.0 million to $25.1 million primarily due to maturing policies. As of March 31, 2004, LPAL's corporate bonds, cash, due from brokers and accrued interest totaled $28.1 million, quoted equities were $9.5 million and the book value of private equities was $2.3 million.

The Company now focuses on its venture capital and consulting business. Berkeley International Capital Corporation, the Company's venture capital operation, currently works with North American private technology companies that are looking to grow their businesses and to expand their investor base overseas. The Company advises on overseas operations, assists in locating investment capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short. It is still early in the process but consulting fees are now being generated.

                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.


Please address any inquiries to:

Ian Whitehead                  Jersey                      (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended March 31, 2004

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Income
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                                                Three Months Ended
                                                                                    March 31,
                                                                          .............................

                                                                              2004            2003(1)
 Continuing operations:                                                   ............     ............

Revenues:
Investment income                                                          $       357      $       531
Insurance policy charges                                                             2                4
Consulting and other fee income                                                     97                -
Net realized investment losses                                                    (644)          (7,324)
Change in net unrealized investment gains and losses on
  trading securities                                                            (4,833)           8,313
                                                                          ............     ............
                                                                                (5,021)           1,524
Expenses:
Amounts credited on insurance policyholder accounts                                384              519
Operating expenses                                                               1,278            1,734
Interest expense                                                                     -              136
                                                                          ............     ............
                                                                                 1,662            2,389
                                                                          ............     ............
Loss from continuing operations before income taxes                             (6,683)            (865)

Income tax expense                                                                   7                7
                                                                          ............     ............
Loss from continuing operations                                                 (6,690)            (872)

Discontinued operations:
Loss from discontinued operations, net of income
 tax expense of $0 and $5, respectively
                                                                                     -             (982)
                                                                          ............     ............
Loss on discontinued operations                                                      -             (982)
                                                                          ............     ............
Net loss                                                                   $    (6,690)     $    (1,854)
                                                                          ............     ............
                                                                          ............     ............
Basic and diluted loss per share and ADR:

Basic and diluted loss per share:
Continuing operations                                                      $     (0.13)     $     (0.02)
Discontinued operations                                                              -            (0.02)
                                                                          ............     ............
                                                                           $     (0.13)     $     (0.04)
                                                                          ............     ............
                                                                          ............     ............
Basic and diluted loss per ADR:
Continuing operations                                                      $     (1.32)     $     (0.17)
Discontinued operations                                                              -            (0.20)
                                                                          ............     ............
                                                                           $     (1.32)     $     (0.37)
                                                                          ............     ............
                                                                          ............     ............

(1) Reclassifications have been made related to discontinued operations.

Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                            March 31,      December 31,
                                                                              2004             2003
                                                                          ............     ............
                                 ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
   Available-for-sale, at fair value (amortized cost: $22,857 and $25,403
    as of March 31, 2004 and December 31, 2003, respectively)              $    22,833      $    25,393
  Equity securities:
   Trading, at fair value (cost: $4,004 and $4,544 as of March 31, 2004
    and December 31, 2003, respectively)                                        11,508           16,882
   Available-for-sale, at estimated fair value (cost: $2,402 and $4,262
    as of March 31, 2004 and December 31, 2003, respectively)                    2,402            4,262

                                                                          ............     ............
Total investments                                                               36,743 (1)       46,537

Cash and cash equivalents                                                       13,544 (1)       14,408
Cash held in escrow                                                              1,001              999
Accrued investment income                                                          866              926
Other assets                                                                     1,738              643
                                                                          ............     ............
Total assets                                                               $    53,892      $    63,513
                                                                          ............     ............
                                                                          ............     ............
                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                          $    25,066      $    28,054
Accounts payable and accruals                                                      580              562
                                                                          ............     ............
Total liabilities                                                               25,646           28,616
                                                                          ............     ............
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
   64,439,073 shares issued and outstanding  as of March 31, 2004 and
   December 31, 2003                                                             3,222            3,222
Additional paid-in capital                                                      68,615           68,615
Retained earnings                                                               20,380           27,070
Employee benefit trusts, at cost (13,684,881 shares as of March 31, 2004
   and December 31, 2003)                                                      (63,571)         (63,571)
Accumulated other comprehensive loss                                              (400)            (439)
                                                                          ............     ............
Total shareholders' equity                                                      28,246           34,897
                                                                          ............     ............
Total liabilities and shareholders' equity                                 $    53,892      $    63,513
                                                                          ............     ............
                                                                          ............     ............

(1) Includes $34,637 of investments and $3,216 of cash and cash equivalents in the Company's insurance subsidiary
    (London Pacific Assurance Limited ("LPAL")) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                Three Months Ended
                                                                                    March 31,
                                                                          .............................

                                                                              2004            2003(1)
                                                                          ............     ............

Net cash provided by continuing operations                                 $       113      $     7,211

Net cash used in discontinued operations                                             -             (858)
                                                                          ............     ............
Net cash provided by operating activities                                          113            6,353
                                                                          ............     ............

Cash flows from investing activities:
Purchases of available-for-sale fixed maturity securities                            -             (140)
Purchases of available-for-sale equity securities                                  (15)               -
Proceeds from sale and maturity of available-for-sale fixed maturity
   securities                                                                    3,098            2,914
Other investing cash flows                                                          (2)               -
                                                                          ............     ............
Net cash provided by investing activities                                        3,081            2,774
                                                                          ............     ............

Cash flows from financing activities:
Insurance policyholder benefits paid                                            (4,137)            (986)
Repayment of notes payable                                                           -           (4,944)
                                                                          ...........      ............
Net cash used in financing activities                                           (4,137)          (5,930)
                                                                          ............     ............

Net increase (decrease) in cash and cash equivalents                              (943)           3,197
Cash and cash equivalents at beginning of period (2)                            14,408           15,308
Foreign currency translation adjustment                                             79             (126)
                                                                          ............     ............
Cash and cash equivalents at end of period (2), (3)                        $    13,544      $    18,379
                                                                          ............     ............
                                                                          ............     ............

(1) Reclassifications have been made related to discontinued operations.

(2) Amounts reflect continuing operations only.  Does not include $1,001 of cash held in escrow as of March 31, 2004.

(3) The amount for March 31, 2004 includes $3,216 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.